                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:


[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the Commission
                                        Only
[X]  Definitive Proxy Statement         (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                          Krugman, Chapnick & Grimshaw
                         (attorneys for the Registrant)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 5, 1996
                            ------------------------

                                                             Wilton, Connecticut
                                                                November 5, 1996

TO THE HOLDERS OF COMMON STOCK
  OF ELECTRONIC RETAILING SYSTEMS
  INTERNATIONAL, INC.:

     The Annual Meeting of the Stockholders of ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC., will be held at the offices of Zilkha & Company, 767 Fifth Avenue-46th Floor, New York, New York on Thursday, December 5, 1996 at 10:00 A.M., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. To elect six directors of the Company for the ensuing year.

     2. To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Common Stock of the Company from 25,000,000 shares to 35,000,000 shares.

     3. To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Company's 1993 Employee Stock Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 1,225,000 to 1,775,000 shares of the Common Stock of the Company.

     4. To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Company's 1993 Director Stock Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 50,000 to 125,000 shares of the Common Stock of the Company.

     5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The close of business on October 28, 1996 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          NORTON GARFINKLE,
                                            Chairman of the Board and Secretary

     You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States, so that your vote can be recorded.

                                PROXY STATEMENT

GENERAL

     This Proxy Statement, which will be mailed commencing on or about November 5, 1996 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Retailing Systems International, Inc. for use at the Annual Meeting of Stockholders (the "Meeting") to be held on December 5, 1996 and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 372 Danbury Road, Wilton, Connecticut 06897.

VOTING


     At the close of business on October 28, 1996, the record date stated in the accompanying Notice, the Company had outstanding 21,034,195 shares of common stock, $.01 par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of voting stock outstanding other than the Common Stock.


     A majority of the issued and outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Meeting. Directors are elected by a plurality vote. The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock is required to approve the proposal to approve and adopt the amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock. Neither the proposed amendment to the Company's employee stock option plan, nor the proposed amendment to the Company's director stock option plan, will be made effective until it is approved and adopted by the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting.

     Abstentions and broker non-votes (as hereinafter defined) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. In the case of a broker non-vote, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote will also have the same effect as a vote at the Meeting against approval of the proposal to approve and adopt the amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock. In the election of directors, and in the determination of whether to approve and adopt the amendments to the Company's employee stock option plan and its director stock option plan, respectively, a broker non-vote will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on such matter.

     At October 28, 1996, Norton Garfinkle, Chairman of the Board of the Company, together with two affiliated limited partnerships, and Bruce F. Failing, Jr., the Company's President and a director, together with a trust established for the benefit of his children, beneficially owned approximately 52.5% of the outstanding Common Stock of the Company. Messrs. Garfinkle and Failing have entered into an agreement relating to the voting and disposition of such shares. Accordingly, Messrs. Garfinkle and Failing, acting together, will be in a position to elect all of the Company's directors and to take action requiring stockholder approval. See "I. Election of Directors -- Information Concerning Certain Stockholders" below.

REORGANIZATION

     The Company was incorporated in Delaware in February 1993 to serve as a holding company for the business and assets of Electronic Retailing Systems International, Inc. (the "Predecessor Corporation"), which was incorporated in Connecticut in 1990, and ERS Associates Limited Partnership (the "Partnership"), which was organized in Connecticut in 1992 in order to continue the business and hold the principal assets of the Predecessor Corporation. The combination of the Company, the Predecessor Corporation and the Partnership effected immediately prior to the closing of the Company's initial public offering (the "Initial Public Offering") of Common Stock, in May 1993, is referred to in this Proxy Statement as the "Reorganization." Unless the context otherwise requires, references in this Proxy Statement to the "Company" refer to Electronic Retailing Systems International, Inc., a Delaware corporation, and its subsidiaries and, with respect to operations prior to the Reorganization, its predecessors. References to historical financial information of the Company prior to the date of the Reorganization refer to the historical financial information of the Predecessor Corporation.

                           I.  ELECTION OF DIRECTORS

     Six directors will be elected at the Meeting, each to serve for one year and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the six nominees listed in the following table, unless otherwise instructed in such Proxy. Each such nominee is presently serving as a director. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead, or, if no other person is so nominated, to vote such shares only for the remaining nominees. Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

                                                                  SHARES OF COMMON
                                                                  STOCK OWNED BENE-
                                                                   FICIALLY AS OF
                  NAME OF NOMINEE AND CERTAIN                        OCTOBER 1,           PERCENT
                    BIOGRAPHICAL INFORMATION                           1996(1)            OF CLASS
----------------------------------------------------------------  -----------------       --------
PAUL A. BIDDELMAN, age 50; Treasurer, Hanseatic Corporation
  (private investment company) since 1992; Managing Director,
  Clements Taee Biddelman Incorporated (financial advisors) from
  1991 to 1992; Director: Insituform Technologies, Inc., Celadon
  Group, Inc., Premier Parks Inc., Petroleum Heat & Power
  Company, Inc., Star Gas Corporation (general partner of Star
  Gas Partners, L.P.), Oppenheimer Group, Inc.; Director of the
  Company since 1993.                                                 1,000,300(2)(3)        4.8%
DAVID DIAMOND, age 37; consultant (suppliers of products and services to the supermarket industry) since 1994; President of
  Lamaze Publishing Company, Inc. (publisher of material on
  neonatal care) from 1992 to 1994; Senior Vice President of
  Strategic Planning and New Development, Actmedia, Inc.
  (provider of supermarket in-store advertising) from prior to
  1991 until 1992; Director of the Company since 1996.                    1,000(4)              (5)
BRUCE F. FAILING, JR., age 48; founder of the Company in 1990, and its President and chief executive officer; Director of the
  Company since 1990.                                                 3,145,637(6)(7)       15.0
NORTON GARFINKLE, age 65; founder of the Company in 1990, and its Chairman of the Board; Chairman of Cambridge Management
  Corporation (manufacturer and marketer of DAP series of
  massively parallel processing computers) since prior to 1991, and Chairman of its affiliates (engaged in the research and development of new technologies), including Oxford Management
  Corporation, during such period; Director of the Company since
  1990.(8)                                                            7,890,758(6)(9)       37.5
GEORGE B. WEATHERSBY, age 51; Vice Chairman of Cambridge
  Management Corporation (manufacturer and marketer of DAP
  series of massively parallel processing computers) and its affiliates, including Oxford Management Corporation, since
  1993; general partner of Founder's Court (investment
  management firm) from 1991; Director: Holnam, Inc.; Director
  of the Company since 1996.                                                 --(3)            --
DONALD E. ZILKHA, age 45; President, Zilkha & Company (private investment advisor) since prior to 1991; Director of the
  Company since 1993.                                                    97,472(3)              (5)

---------------

(1) Such persons have sole voting and investment power with respect to all outstanding shares of Common Stock shown as being beneficially owned by them, subject to the information contained in the footnotes to this table.

(2) Includes 969,300 shares held by Hanseatic Americas LDC, a Bahamian limited duration company in which the sole managing member is Hansabel Partners, L.L.C., a Delaware limited liability company in which the sole managing member is Hanseatic Corporation ("Hanseatic"), of which Mr. Biddelman is an officer.

(3) Excludes 5,000 shares issuable upon exercise of stock options granted by the Company and exercisable within 60 days of October 1, 1996 subject to stockholder approval.

(4) Includes 1,000 shares beneficially owned jointly by Mr. Diamond and his wife. Excludes 3,125 shares issuable upon exercise of stock options granted by the Company and exercisable within 60 days of October 1, 1996 subject to stockholder approval.

(5) Less than 1%

(6) Such stockholders are party to a stockholders agreement among Norton Garfinkle, Bruce F. Failing, Jr., certain family trusts and partnerships, and Elizabeth Z. Failing, as described under "Information Concerning Certain Stockholders" below.

(7) Includes 1,318,489 shares held by a trust established for the benefit of Mr. Failing's children, 168,318 shares beneficially owned by Elizabeth Z. Failing, Mr. Failing's sister, and 20,000 shares beneficially owned jointly by Mr. Failing and his wife, Leigh Q. Failing.

(8) In December 1995, pursuant to an agreement with New York State authorities, Mr. Garfinkle admitted to a misdemeanor relating to his 1989 New York State return and paid all taxes required by the agreement.

(9) Includes 600,000 shares held by Garfinkle Limited Partnership I and 6,489,970.5 shares held by Garfinkle Limited Partnership II, both Delaware limited partnerships with respect to each of which G.F. Management Corp. (all of the shares of which are held by Norton Garfinkle) acts as sole general partner.

     No family relationship exists between any of the directors or executive officers of the Company.

     During the year ended December 31, 1995, the Board of Directors of the Company met eight times and took action by unanimous written consent on five occasions. Each of the persons named in the table above attended at least 75% of the meetings of the Board of Directors and meetings of any committees of the Board on which such person served which were held during the time that person served.

     The members of the Audit Committee of the Board of Directors are Norton Garfinkle, Paul A. Biddelman and Donald E. Zilkha. The Audit Committee is responsible for overseeing that management fulfills its responsibilities in connection with the preparation of the consolidated financial statements of the Company and its subsidiaries. The Committee's functions include making recommendations to the Board regarding the engaging and discharging of the Company's independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving the professional services provided by the independent accountants, reviewing the independence of the independent accountants, and reviewing the adequacy of the Company's system of internal accounting controls. The Audit Committee met once during the year ended December 31, 1995.

     The members of the Compensation Committee of the Board of Directors are Norton Garfinkle, Paul A. Biddelman and Donald E. Zilkha. The functions of the Compensation Committee include making recommendations to the Board of Directors regarding the salaries, bonuses, fringe benefits or compensation of any kind for the officers of the Company. The Compensation Committee is also responsible for the administration of the Company's 1993 Employee Stock Option Plan and determines the persons who are eligible to receive options thereunder, the number of shares to be subject to each option and the other terms and conditions upon which options under such plans are granted and made exercisable. The Compensation Committee held two meetings, and took action by unanimous written consent on two occasions, during the year ended December 31, 1995.

     The members of the Director Stock Option Committee of the Board of Directors are Norton Garfinkle and Bruce F. Failing, Jr. The Director Stock Option Committee administers the Company's 1993 Director Stock Option Plan and determines the persons who are eligible to receive options thereunder, the number of shares to be subject to each option and the other terms and conditions upon which options under such plans are granted and made exercisable. The Director Stock Option Committee did not meet during the year ended December 31, 1995.

     The Company has not appointed a nominating committee of the Board of Directors.

DIRECTOR COMPENSATION

     In April 1993, the stockholders of the Predecessor Corporation approved the Electronic Retailing Systems International, Inc. 1993 Director Stock Option Plan (the "Director Option Plan") previously adopted by its Board of Directors and, as part of the Reorganization, the Company assumed such plan. For a description of the Director Stock Option Plan, see "III. Amendment to the 1993 Director Stock Option Plan" below.

     Paul A. Biddelman, David Diamond, George B. Weathersby and Donald E. Zilkha hold options granted under the Director Option Plan in June 1996, subject to stockholder approval of the plan expansion described below, covering, respectively, 20,000 shares, 12,500 shares, 20,000 shares and 20,000 shares of Common Stock, exercisable at a price per share equal to $1.875, the closing price per share of Common Stock on The Nasdaq Stock Market on the date of grant. All such options expire five years from the date of grant and are exercisable on the date of grant with respect to one-quarter of the shares covered thereby, and an additional one-quarter of such shares annually thereafter. Jerry E. Morton, a current director of the Company who is not standing for re-election at the Meeting, holds an option granted under the Director Option Plan in 1993 covering 12,500 shares of Common Stock, which expires five years from the date of grant. Such option was exercisable on the date of grant with respect to one-quarter of the shares covered thereby, and provides for an additional one-quarter of such shares to be subject to exercise annually thereafter, in each case at an exercise price per share equal to $6.75, the closing price per share of the Common Stock on The Nasdaq Stock Market on the date of grant.

     The Company has not adopted any director fee arrangement, but reimburses all of its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company.

     Mr. Morton is the principal of Store Systems Consulting & Marketing ("SSC"), which provides consulting services to the Company. SSC currently receives a monthly retainer of $2,700 from the Company. During the year ended December 31, 1995, the Company made payments to SSC for consulting fees (including reimbursable expenses) of $34,000.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth information concerning the annual compensation for each of the Company's last three completed fiscal years of: (i) the Company's chief executive officer, (ii) each of the four other most highly-compensated executive officers during the most recent fiscal year, and (iii) two additional individuals who would have been among the four such other most highly-compensated executive officers during the most recent fiscal year, but were not executive officers at the end of such year:

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------        ALL
                                                    ANNUAL COMPENSATION        SECURITIES        OTHER
                NAME AND                           ----------------------      UNDERLYING       COMPEN-
           PRINCIPAL POSITION             YEAR     SALARY($)     BONUS($)     OPTIONS (#)      SATION($)
----------------------------------------  ----     ---------     --------     ------------     ---------
Bruce F. Failing, Jr. ..................  1995      327,269           --              --             --
President                                 1994      346,500           --              --             --
                                          1993      340,154           --              --             --
Wayne Benoit............................  1995      200,000       10,000         200,000(2)          --
Executive Vice President,                 1994      136,463           --         200,000         26,926(3)
  Chief Operating Officer(1)              1993           --           --              --             --
James M. Nolan, Jr. ....................  1995      130,000           --          10,000         15,000(3)
Vice President,                           1994      130,000           --          12,500         15,000(3)
  New Product Development(4)              1993       16,731           --          17,500             --
Michael R. Valiton......................  1995      108,000           --          30,000             --
Vice President, Delivery(5)               1994           --           --              --             --
                                          1993           --           --              --             --
William B. Fischer(6)...................  1995      102,305           --          10,000             --
Vice President, Finance                   1994           --           --              --             --
                                          1993           --           --              --             --
Stephen M. Diamond......................  1995      141,346        5,000          50,000         21,639(3)
Vice President, Marketing and             1994           --           --              --             --
  Account Management(7)                   1993           --           --              --             --
Paul M. Patrick.........................  1995      150,000           --              --             --
Vice President Sales, North America(8)    1994      150,000           --              --             --
                                          1993      150,000           --          93,500             --

---------------

(1) Mr. Benoit became an executive officer upon joining the Company in April 1994 and served in such capacity through his assumption of other duties in the Company in March 1996 prior to his resignation from the Company.

(2) Such options replaced options previously granted in 1994 and surrendered by Mr. Benoit contemporaneously with such replacement.

(3) Represents relocation expense.

(4) Mr. Nolan became an executive officer upon joining the Company in November 1993.

(5) Mr. Valiton became an executive officer in January 1995 after joining the Company in the prior year.

(6) Mr. Fischer became an executive officer in April 1995 after joining the Company in the prior year.

(7) Mr. Diamond became an executive officer after joining the Company in January 1995 and served in such capacity until his resignation in December 1995.

(8) Mr. Patrick served as an executive officer through his assumption of other duties in the company in March 1995. Mr. Patrick resumed the duties of executive officer in March 1996.

     Option Grant Table. The following table sets forth certain information regarding options granted by the Company during the year ended December 31, 1995, to the individuals named in the above compensation table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS                                      POTENTIAL REALIZABLE
                    ----------------------------------------------------------------------             VALUE AT ASSUMED
                                   % OF TOTAL                                                          ANNUAL RATES OF
                    NUMBER OF        OPTIONS                      MARKET                                 STOCK PRICE
                    SECURITIES     GRANTED TO                      PRICE                               APPRECIATION FOR
                    UNDERLYING      EMPLOYEES      EXERCISE      PER SHARE                              OPTION TERM(1)
                     OPTIONS           IN           PRICE         ON DATE       EXPIRATION     --------------------------------
       NAME         GRANTED(#)     FISCAL YEAR      ($/SH)      OF GRANT($)        DATE        0%($)       5%($)       10%($)
------------------  ----------     -----------     --------     -----------     ----------     ------     -------     ---------
Bruce F. Failing,
  Jr. ............         --            --             --            --               --          --          --            --
Wayne Benoit......    200,000(2)      41.65%        $ 5.63         $5.63         04/25/04          --     708,000     1,795,000
James M. Nolan,
  Jr. ............      7,500(3)       1.56            .01          5.00         02/13/05      37,000      61,000        97,000
                        2,500(3)        .52           5.00          5.00         02/13/05          --       8,000        20,000
Michael R.
  Valiton.........     30,000(4)       6.25           5.00          5.00         02/13/05          --      94,000       239,000
William B.
  Fischer.........     10,000(4)       2.08           5.00          5.00         02/13/05          --      31,000        80,000
Stephen M.
  Diamond.........     50,000(4)      10.41           5.75          5.75         03/27/05          --     181,000       458,000
Paul M. Patrick...         --            --             --            --               --          --          --            --

---------------

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 0%, 5% and 10% compounded annually from the date the respective options are granted to their expiration date.

(2) In March 1995, Mr. Benoit surrendered options previously granted and was granted such options in replacement thereof, exercisable at a price per share of $5.63, that became exercisable with respect to one-quarter of such option on April 25, 1995, with an additional one-sixteenth thereof becoming exercisable every quarter thereafter.

(3) One-half of such option becomes exercisable at November 15, 1998, with the remainder becoming exercisable in five equal annual installments thereafter.

(4) One quarter of each such option became exercisable at an initial exercise date, with an additional one-sixteenth becoming exercisable every quarter thereafter. At December 31, 1995, the initial exercise date of such options were, respectively, as follows: Michael R. Valiton -- July 25, 1995; William
    B. Fischer -- June 1, 1995; and Stephen M. Diamond -- January 18, 1996.

     Aggregate Option Exercises and Year-End Option Table. The following table sets forth certain information regarding exercises of stock options, and stock options held as of December 31, 1995, by the individuals named in the above compensation table.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                                                   YEAR-END(#)                 AT YEAR-END(1)
                           SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  ---------------   -----------   -----------   -------------   -----------   -------------
Bruce F. Failing, Jr. ...        --              --               --             --          --                 --
Wayne Benoit.............        --              --           75,000        125,000          --                 --
James M. Nolan, Jr. .....        --              --               --         40,000          --          $  49,800
Michael R. Valiton.......        --              --            9,375         20,625          --                 --
William B. Fischer.......        --              --            3,750          6,250          --                 --
Stephen M. Diamond.......        --              --               --         50,000          --                 --
Paul M. Patrick..........        --              --               --         93,500          --          $ 232,815

---------------

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date or at year-end, as the case may be, less the respective exercise prices.

     Option Repricings. During the year ended December 31, 1995, the Compensation Committee authorized the repricing of stock options held by one executive officer. See the "Report of the Compensation Committee" below for a discussion of the repricing. The following table sets forth certain information with respect to the repricing of options held by any executive officer of the Company since its inception:

                           TEN-YEAR OPTION REPRICINGS

                                                                                                LENGTH OF
                                       NUMBER OF                                                 ORIGINAL
                                      SECURITIES     MARKET PRICE     EXERCISE                 OPTION TERM
                                      UNDERLYING     OF STOCK AT      PRICE AT                 REMAINING AT
                                        OPTIONS        TIME OF        TIME OF         NEW        DATE OF
                                      REPRICED OR     REPRICING      REPRICING     EXERCISE     REPRICING
          NAME              DATE      AMENDED(#)     OR AMENDMENT   OR AMENDMENT   PRICE($)    OR AMENDMENT
------------------------  --------   -------------   ------------   ------------   ---------   ------------
Wayne Benoit............  03/28/95      200,000         $ 5.63         $ 8.50        $5.63        9 years,
  Executive Vice                                                                                   1 month
  President, Chief
  Operating Officer(1)

---------------

(1) Mr. Benoit ceased to be an executive officer of the Company in March 1996.

1993 EMPLOYEE STOCK OPTION PLAN

     In April 1993, the stockholders of the Predecessor Corporation approved the Electronic Retailing Systems International, Inc. 1993 Employee Stock Option Plan (the "Employee Option Plan") previously adopted by its Board of Directors and, as part of the Reorganization, the Company assumed such Plan. For a description of the Employee Option Plan, see "III. Amendment to the 1993 Employee Stock Option Plan" below.

PERFORMANCE GRAPH

     The following performance graph compares the total stockholder return on the Company's Common Stock to the S&P 500 Index and to the NASDAQ Computer & Data Processing Index from the commencement of the Initial Public Offering on April 30, 1993 to December 31, 1995. The graph assumes that $100 was invested in the Common Stock and each such Index on April 30, 1993 and that all dividends were reinvested.

                        COMPARISON OF CUMULATIVE RETURN

                                  ELECTRONIC
                                   RETAILING                          NASDAQ
                                    SYSTEMS                      COMPUTER & DATA
      MEASUREMENT PERIOD         INTERNATIONAL,       S&P 500       PROCESSING
    (FISCAL YEAR COVERED)            INC.              INDEX          INDEX
APRIL 30, 1993                          100.00          100.00          100.00
DECEMBER 31, 1993                        45.00          108.00          108.00
DECEMBER 31, 1994                        42.00          110.00          132.00
DECEMBER 31, 1995                        19.00          151.00          201.00

     Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding performance graph and the report that follows shall not be deemed incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors regarding the compensation arrangements for executive officers of the Company, and administers the Company's stock-based employee compensation plans. The Compensation Committee's objectives in formulating the Company's executive compensation program are: (i) to offer levels of compensation which are competitive with those offered by other companies in similar businesses; (ii) to compensate executives based on each executive's level of responsibility and contribution to the Company's business goals; (iii) to link compensation with the Company's financial performance; and (iv) to align the interests of the Company's executives with the interests of the Company's stockholders.

     In the case of executive officers other than the Company's President and chief executive officer, who is a founder and principal stockholder of the Company, the Compensation Committee acts upon information provided to it by the Company's President in response to the requirements of the Company's operations.

During the fiscal year ended December 31, 1995, a principal objective of the Compensation Committee remained the construction of arrangements that would be effective in attracting executive management so as to build an organization sufficient to support a larger customer base and anticipated sales growth. Over the past year, the Company has successfully recruited or promoted personnel to its key executive positions reporting to the President and chief executive officer and, for example, promoted Michael Valiton, William Fischer and Stephen Diamond to executive positions during 1995 (the last of whom resigned prior to year end).

     The compensation program for the Company's executives consists of: (i) base salary; (ii) cash bonuses; and (iii) stock options. The Company's President and chief executive officer has not been awarded any bonus amounts since the inception of the Company, and has not participated in the Company's stock option program.

     (i) Base Salary. The Compensation Committee determines executive base salaries by level of responsibility, individual performance and Company performance, as well as by the need to provide a competitive package that allows the Company to retain key executives. After reviewing individual and Company performance and available information on salaries at other companies of similar size, the President and chief executive officer makes recommendations to the Compensation Committee concerning the base salaries of executive officers. The Compensation Committee reviews and, with any changes it deems appropriate, approves these recommendations for submission to the Board of Directors. Base salary of the Company's President and chief executive officer during 1995 was approximately $327,000 per annum. Base salary for the President (a founder and principal stockholder of the Company) was established at the inception of the Company and, through February 1993, modified by annual cost of living adjustments. During the most recent fiscal year, base salary of the Company's President was adjusted downwards, from $347,000 in the prior year, consistent with the Company's cash conservation measures.

     (ii) Cash Bonuses. The Company has in the past and may in the future award cash bonuses to key management personnel based on the achievement of corporate goals recommended by senior executive management and approved by the Board of Directors, individual objectives established for executive management by the Compensation Committee in discussions with the employee, and an evaluation of executive management by the Compensation Committee. For the fiscal year ended December 31, 1995, in view of the Company's objective of conserving cash, the Company did not, generally, implement a cash bonus program, but awarded bonuses in the amount of $10,000 to Wayne Benoit, former Executive Vice President, Chief Operating Officer of the Company (in lieu of an adjustment in base salary), and in the amount of $5,000 to Stephen M. Diamond, former Vice President, Marketing and Account Management of the Company (in connection with his commencement of employment with the Company), and relied on its stock option program for additional discretionary incentives.

     (iii) Stock Options. The primary purpose of the Company's stock option program is to align the interests of the Company's executives officers more closely with the interests of the Company's stockholders by offering the executives an opportunity to benefit from increases in the market price of the Common Stock. The Company's stock option program provides long-term incentives that have enabled the Company to attract and retain key employees by encouraging their ownership of Common Stock. In order more effectively to provide incentives to option recipients, the Compensation Committee, during 1995, modified its approach to grants so that one-quarter of new grants will typically become exercisable on the first anniversary of grant with one-sixteenth of the remainder becoming exercisable each quarter thereafter.

     Each of the Company's current executive officers (other than Mr. Failing), holds options previously granted under the Employee Option Plan. In selecting individuals for options under the plan and determining the terms thereof, the Compensation Committee may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company. The Compensation Committee's policy has, generally, been to award options either in connection with new hires or upon promotion of an employee to a position of enhanced responsibility.

     During the year ended December 31, 1995, in addition to options covering 200,000 shares of Common Stock awarded to Mr. Benoit in replacement of options covering the same number of shares surrendered contemporaneously with such replacement, the Compensation Committee authorized option grants to officers named in the Summary Compensation Table under "Executive Compensation" above covering 100,000 shares of Common Stock, representing options with respect to approximately 21% of the Common Stock covered by options granted that year (or 62% thereof, including Mr. Benoit's replacement options). The Compensation Committee believes that its stock option program provides opportunities to executives that are consistent with the returns that are generated on behalf of the Company's stockholders.

     (iv) Fiscal Year 1995 Repricing of Option. In March 1995, the Compensation Committee determined that the purposes of the stock option program were not being adequately achieved with respect to Wayne Benoit, then the Company's Executive Vice President -- Chief Operating Officer. Although, in connection with the Initial Public Offering in May 1993, the Company granted options, in replacement of its prior existing performance incentive plan, for 725,104 shares of Common Stock, at an exercise price of $.01 per share, the Company has since, typically, granted options with an exercise price equal to the fair market value at the date of grant. Accordingly, in 1994, Mr. Benoit was granted an option covering 200,000 shares of Common Stock, in connection with the commencement of his employment, exercisable at $8.50 per share, the fair market value of the Common Stock at the date of grant. In March 1995, the Compensation Committee determined that, since Mr. Benoit's option exercise price was at a level substantially above the then current market value, it would be in the best interests of the Company and the Company's stockholders to permit Mr. Benoit to surrender all such options in exchange for options that were exercisable at $5.63 per share (the then current market price of the Common Stock), that became exercisable with respect to one-quarter of such options on April 25, 1995, the first anniversary of the commencement of his employment, with an additional one-sixteenth becoming exercisable every quarter thereafter.

                            ------------------------

     Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions paid after 1993 to the chief executive officer and to the four other most highly compensated officers of the Company to a total of $1 million per year, but contains an exception for performance based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section 162 and is currently studying the implications of Section 162 on its compensation programs. In making compensation decisions, the Company will consider the net cost of compensation to it and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of Section 162. The Company anticipates that deductibility of compensation payments will be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decision based upon an overall determination of what it believes to be in the best interests of its stockholders.

                                          Compensation Committee

                                               Norton Garfinkle
                                               Paul A. Biddelman
                                               Donald E. Zilkha

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 1995, the members of the Company's Compensation Committee were Norton Garfinkle, Paul A. Biddelman and Donald E. Zilkha. In March 1995, the Company obtained a one-year, unsecured, revolving credit facility of up to $5,000,000 (the "Revolving Credit Facility"), $1,960,000 of which was committed by Garfinkle Limited Partnership II ("Garfinkle Partnership"), an affiliate of Mr. Garfinkle, $1,960,000 of which was committed by Hanseatic (in which Mr. Biddelman is an officer), and $100,000 of which was committed by Mr. Zilkha. Borrowings accrued interest, payable monthly, at a floating rate equal to 1% over prime. Through July 1995, the Company accrued interest on the amounts borrowed in the aggregate amount of $52,000 ($21,000 to the Garfinkle Partnership, $20,000 to Hanseatic and $1,000 to Mr. Zilkha) and became obligated to pay a facility fee to the lenders in the amount of $100,000 (allocable to them pro-rata based upon their respective principal commitments).

     In July 1995, the entire outstanding indebtedness under such facility was surrendered, and the unused portion of the facility terminated, in connection with the private sale by the Company of an aggregate of 85,000 shares of the Company's Series A Cumulative, Convertible Preferred Stock, $1.00 par value ("Series A Preferred Stock"), at a per share price of $100. Of the shares of Series A Preferred Stock issued at closing (the "Preferred Stock Closing"): (i) 42,600 shares were acquired by the Garfinkle Partnership, which surrendered indebtedness in the outstanding principal amount of $1,176,000 and delivered cash in the amount of $3,084,000 in payment of its subscription; (ii) 30,000 shares were acquired by Hanseatic, which surrendered indebtedness in the outstanding principal amount of $1,176,000 and delivered cash in the amount of $1,824,000 in payment of its subscription; and (iii) 1,400 shares were acquired by Mr. Zilkha, who surrendered indebtedness in the outstanding principal amount of $60,000 and delivered cash in the amount of $80,000 in payment of his subscription. The Company extended to holders of Series A Preferred Stock certain demand and incidental registration rights with respect to the Common Stock issuable upon conversion thereof (the "Conversion Shares") which, in the case of such demand rights, obligate the Company to register such shares, on two occasions, provided that the holders of at least 500,000 shares notify the Company that they intend to offer for sale in the aggregate at least 100,000 shares of Common Stock.

     The subscription of the Garfinkle Partnership included its commitment in certain circumstances to acquire up to an additional 35,000 shares of Series A Preferred Stock, at a per share price of $100, prior to December 31, 1995, and the Garfinkle Partnership, in turn, was granted the right to acquire such additional shares, at its election, during such period subject to the terms of its subscription agreement. As of December 31, 1995, all such additional shares had been acquired, in exchange for cash in the amount of $3.5 million.

     Dividends on each share of Series A Preferred Stock at the rate of $7.50 per annum were payable by the Company, at its election, in cash or in the form of additional shares of Series A Preferred Stock valued at $100 per share. On October 1, 1995, January 1, 1996 and April 1, 1996 (the "Dividend Payment Dates") regular quarterly dividends on the Series A Preferred Stock were paid, on a pro-rata basis for the period during which such shares were outstanding, to holders of record of such stock on September 30, 1995, December 31, 1995 and March 31, 1996, respectively, in the form of an aggregate of 5,556 additional shares of Series A Preferred Stock (3,336 shares of which were issued to the Garfinkle Partnership, 1,572 shares to Hanseatic, and 72 shares to Mr. Zilkha).

     In July 1996, in connection with completion by the Company of its offshore public offering of shares of Common Stock, in accordance with Regulation S under the Securities Act of 1933, and the contemporaneous domestic private placement (the "Private Placement") of additional shares of Common Stock to subscribers including certain members of the Company's Board of Directors and their affiliates, all shares of Series A Preferred Stock held by such parties were converted into Conversion Shares pursuant to agreements entered into between the Company and, respectively, the Garfinkle Partnership, Hanseatic and Mr. Zilkha, upon which such holders became entitled to the amounts of $151,755, $59,197 and $2,760, respectively, from the Company. Such amounts were applied by Garfinkle Partnership and Mr. Zilkha, respectively, together with additional amounts paid by such parties, to subscriptions in the Private Placement covering, respectively, 200,781 shares and 45,672 shares of Common Stock, upon the same terms as the other investors therein, which included the extension by the Company of incidental registration rights covering such shares.

     During the year ended December 31, 1995, the Company subleased to a company owned by Mr. Garfinkle and Bruce F. Failing, Jr., President and a director of the Company, approximately 3,500 square feet of space adjacent to its premises in Wilton, Connecticut, at a rent equal to an allocated portion of the Company's expense pursuant to the underlying lease, based on space occupied. During such year, the Company was paid approximately $54,000 under such sublease arrangements.

     Under reorganization agreements entered into by the Company with the limited partners of the Partnership and the stockholders of the Predecessor Corporation, effectuating the Reorganization, the partners of the Partnership agreed to the termination of the partnership agreement of the Partnership and any ongoing related commitments, except for certain demand and incidental registration rights and co-sale rights to the limited partners. In addition, the former stockholders of the Predecessor Corporation, including Messrs. Garfinkle and Failing and their respective affiliates and related family trusts, became entitled to certain demand and incidental registration rights with respect to shares of Common Stock issued to them in the Reorganization, which, in the case of such demand registration rights operate pursuant to the standards applicable to Conversion Shares.

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

     The stockholders (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of any class of the outstanding voting securities of the Company as of October 1, 1996 and all directors and executive officers as a group, and their respective stockholdings as of such date (according to information furnished by them to the Company), are set forth in the following table:

                                                                       NUMBER OF SHARES
                                                                        OF COMMON STOCK      PERCENT
                         BENEFICIAL OWNER                            BENEFICIALLY OWNED(1)   OF CLASS
-------------------------------------------------------------------  ---------------------   --------
Norton Garfinkle
  133 East 62nd Street
  New York, NY 10021(2)............................................         7,890,758(3)       37.5%
Bruce F. Failing, Jr.
  210 Round Hill Road
  Greenwich, CT 06831(2)...........................................         3,145,637(4)       15.0
Fidelity International Limited
  Pembroke Hall
  42 Crow Lane
  Hamilton, Bermuda................................................         2,099,000(5)       10.0
Connecticut Development Authority
  845 Brook Street
  Rocky Hill, CT 06067.............................................         1,484,653(6)        6.6
Directors and Executive Officers
  as a group (12 persons)..........................................        12,147,767(7)       57.8

---------------

(1) Except as otherwise indicated, as of October 1, 1996 all of such shares are owned with sole voting and investment power.

(2) Such stockholders are party to a stockholders agreement among Norton Garfinkle, Bruce F. Failing, Jr., certain family trusts and partnerships, and Elizabeth Z. Failing, as described below.

(3) Includes 600,000 shares held by Garfinkle Limited Partnership I and 6,489,970.5 shares held by Garfinkle Limited Partnership II, both Delaware limited partnerships with respect to each of which G.F. Management Corp. (all of the shares are held by Norton Garfinkle) acts as sole general partner.

(4) Includes 1,318,489 shares beneficially owned by a trust established for the benefit of Mr. Failing's children, 163,318 shares beneficially owned by Elizabeth Z. Failing, Mr. Failing's sister, and 20,000 shares beneficially owned jointly by Mr. Failing and his wife, Leigh Q. Failing.

(5) In a Statement on Schedule 13D filed with the Securities and Exchange Commission by Fidelity International Limited ("FIL"), FIL has reported that it beneficially owns such shares as investment adviser or the parent of the investment adviser to a number of non-U.S. investment companies or investment trusts.

(6) Represents (i) 699,724 shares issuable upon exercise of the Company's warrants exercisable at October 1, 1996 and (ii) 784,929 shares issuable at such date upon conversion of the Company's convertible promissory note in the principal amount of $5,000,000. See "Other Information Concerning Directors, Officers and Stockholders" below.

(7) Includes 12,600 shares beneficially owned by Jerry E. Morton, currently a director of the Company who will not continue as a director after the Meeting, 12,500 shares of which are issuable upon exercise of stock options granted by the Company and exercisable within 60 days of October 1, 1996.

     As of October 1, 1996, no executive officer or former executive officer of the Company named in the Summary Compensation Table (according to information furnished by them to the Company) owned beneficially any shares of Common Stock, except for Bruce F. Failing, Jr., the Company's President and a director of the company, and a nominee for election as director at the Meeting.

     Messrs. Garfinkle and Failing, together with certain family trusts and partnerships, and Mr. Failing's sister (each, together with his related parties, a "Stockholder Group"), are parties to an agreement dated March 1993 (the "Restated Stockholder Agreement"), under which: (i) both Stockholder Groups have agreed that, through the year 2003, they will use their best efforts to provide that the Board of Directors of the Company will consist of not more than seven directors, six of whom will be designated by Mr. Garfinkle and Mr. Failing in proportion to the respective beneficial holdings of shares of Common Stock of the Garfinkle Stockholder Group and the Failing Stockholder Group, (ii) except for sales effected pursuant to Rule 144 and transfers to affiliates, family members or related trusts, no such Stockholder Group may transfer any shares of Common Stock to any third party without first offering such shares to the other Stockholder Group at the same price as offered by such third party, (iii) through the year 2003, in the event a Stockholder Group proposes to transfer shares of Common Stock to a third party in a transaction pursuant to which control of the Company would change, the other Stockholder Group will have the right, on the same terms, to participate in such transaction, and (iv) through the year 2003, Mr. Garfinkle has the option to acquire at fair market value all shares held by the Failing Stockholder Group upon the death or incapacity of Mr. Failing, which option may be assigned to the Company, subject to the Company's acceptance of such option. Such arrangements terminate in the event either Stockholder Group owns less than ten percent of the outstanding Common Stock, or if Messrs. Garfinkle and Failing are unable to elect at least a majority of the Board of Directors of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of copies of reports received by it pursuant to
Section 16(a) of the Securities Exchange Act of 1934 and the written representations of its directors and officers, and holders of more than ten percent of any registered class of the Company's equity securities, the Company believes that, during 1995 all filing requirements applicable to its directors, officers and ten percent holders under said section were satisfied, except that Bruce F. Failing, Jr. and Leigh Q. Failing each reported on Form 5 one joint open market purchase of 5,000 shares of Common Stock.

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS

     At October 1, 1996, Norton Garfinkle, Chairman of the Board and a director of the Company, together with two affiliated limited partnerships, beneficially owned approximately 37.5% of the outstanding Common Stock of the Company, and Bruce F. Failing, Jr., President and a director of the Company, together with a trust established for the benefit of his children, beneficially owned approximately 15.0% of the outstanding Common Stock of the Company. See "Compensation Committee Interlocks and Insider Participation" above for information concerning the Revolving Credit Facility extended to the Company during its most recent fiscal year, and subscription agreements to the Company's Common Stock and Series A Preferred Stock, by Mr. Garfinkle, and by Paul A. Biddelman and Donald E. Zilkha, both directors of the Company, or their affiliates.

     During the year ended December 31, 1995, Mr. Failing committed to $980,000 of the aggregate amount of the Revolving Credit Facility, in connection with which, through July 1995, the Company accrued interest to him in the amount of $10,000 and became obligated to pay the facility fee described under "Compensation Committee Interlocks and Insider Participation" above. At the Preferred Stock Closing, Mr. Failing surrendered outstanding indebtedness in the amount of $588,000 and delivered cash in the amount of $612,000 in payment of his subscription to 11,000 shares of Series A Preferred Stock (at which time the unused potion of his commitment under the Revolving Credit Facility was terminated), and became a party to the demand and incidental registration rights extended by the Company. On the Dividend Payment Dates, the Company paid an aggregate of 576 additional shares of Series A Preferred Stock to Mr. Failing as regular quarterly dividends on his shares of such stock held on such dates, respectively.

     In connection with completion of the Private Placement, Mr. Failing converted all shares of Series A Preferred Stock held by him into Conversion Shares pursuant to an agreement entered into between the Company and him, upon which he became entitled to the amount of $21,705 from the Company. Such amount was applied, together with additional amounts paid by him, to an aggregate of 31,870 shares of Common Stock acquired in the Private Placement, upon the terms described above. See "Compensation Committee Interlocks and Insider Participation" above for information concerning amounts paid to the Company during the year ended December 31, 1995 under a sublease with a company owned by Messrs. Garfinkle and Failing, and certain demand and incidental registration rights to which they became entitled with respect to shares of Common Stock issued to them in the Reorganization.

     During the year ended December 31, 1995, as a result of additional advances by the Connecticut Development Authority (the "CDA") under the Company's convertible note (the "CDA Note"), and the exercisability of the Company's warrant (the "CDA Warrant") held by the CDA commencing in August 1995 on the first anniversary of issue, the CDA became the beneficial owner of in excess of 5% of the outstanding Common Stock. At October 1, 1996, the Company was indebted under the CDA Note in the aggregate principal amount of $5,000,000, which is repayable in August 1999, accrues interest, payable monthly, at a rate of 7.4% per annum ($210,000 paid during the year ended December 31, 1995) and is secured by the Company's assets.

     During 1995, the Company entered into agreements with the CDA, which became effective upon consummation of the initial sale of the Series A Preferred Stock, whereby, through August 12, 1997, the conversion price of the CDA Note was reduced so as to be calculated at $3.00 plus the average market price of the Common Stock during the 18 months prior to conversion, and thereafter at $3.00 plus the average market price of the Common Stock during the twelve months prior to conversion. Pursuant to such agreements, and as a result of additional provisions contained in the CDA Warrant, effective upon consummation of the sale of the Series A Preferred Stock and issuance of the initial dividend thereon:
(i) through August 12, 1997, the exercise price of the CDA Warrant was reduced so as to be calculated as $2.58 plus the average market price of the Common Stock during the 18 months prior to exercise, and thereafter as $2.58 plus the average market price of the Common Stock during the twelve months prior to exercise, and (ii) the number of shares subject to purchase upon exercise of the CDA Warrant was adjusted to 699,724.

     The Company believes that the terms of the foregoing transactions between the Company and its affiliates were no less favorable to the Company than it could have obtained from unaffiliated third parties. The Company will continue to sublease certain premises to a company owned by Messrs. Garfinkle and Failing, and will remain indebted to the CDA in accordance with its existing arrangements. As a matter of policy, all future transactions between the Company and its affiliates will be on terms no less favorable to the Company than those available with unaffiliated third parties.

                 II. AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors of the Company, in September 1996, adopted resolutions setting forth the proposed amendment to the first sentence of the first paragraph of Article Fourth of the Certificate of Incorporation, declaring the advisability of the amendment and calling for submission of the amendment for approval at the Meeting.

     The following is the text of the first sentence of the first paragraph of Article Fourth of the Certificate of Incorporation of the Company, as proposed to be amended:

             FOURTH: The total number of shares of capital stock which the corporation shall have authority to issue is 2,000,000 shares of preferred stock, $1.00 par value per share ("Preferred Stock"), and 35,000,000 shares of common stock, $.01 par value per share ("Common Stock").

     The Company is presently authorized to issue 27,000,000 shares of capital stock, of which 25,000,000 shares are Common Stock, $.01 par value, and 2,000,000 shares are Preferred Stock, $1.00 par value. At the close of business on October 1, 1996, there were outstanding 21,034,195 shares of Common Stock. No shares of Preferred Stock were outstanding at such date. At such date, an additional 2,529,772 shares of Common Stock were reserved for possible future issuance upon conversion of the CDA Note and exercise of outstanding stock options and warrants and options that may be granted under the Company's existing stock option plans. A further 625,000 shares are proposed to be reserved under the terms of the amendments to, respectively, the Employee Option Plan, described below under "III. Amendment to the 1993 Employee Stock Option Plan", and the amendment to the Director Option Plan, described below under "IV. Amendment to the 1993 Director Stock Option Plan", leaving 811,033 presently authorized but unissued shares of Common Stock which will be available for issuance. Holders of capital stock of the Company do not have any preemptive rights to subscribe for or purchase any shares of capital stock of the Company.

     The proposed amendment to the first sentence of the first paragraph of Article Fourth of the Certificate of Incorporation will increase the number of authorized shares of capital stock to 37,000,000 shares, of which 35,000,000 shares will be Common Stock, $.01 par value, and 2,000,000 shares will be Preferred Stock, $1.00 par value. Thus, the proposed amendment will increase the authorized number of shares of Common Stock from 25,000,000 to 35,000,000 shares and the number of authorized shares of Preferred Stock will remain unchanged. The proposed amendment to the first sentence of the first paragraph of Article Fourth will not change any other aspect of Article Fourth. Approval of the amendment to the first sentence of the first paragraph of Article Fourth of the Certificate of Incorporation will not of itself cause any change in the capital stock account or surplus account of the Company.

     The overall effect of an issuance of additional shares of Common Stock may be to render more difficult the accomplishment of any attempted takeover or other change in control affecting the Company and/or the removal of the Company's incumbent Board of Directors and management. Information with respect to the ownership of shares of the Company's Common Stock by directors and officers is discussed under the caption "I. Election of Directors" above. The proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock is not being made as an anti-takeover measure, nor is the proposal being made in response to any specific efforts known to management to obtain control or accumulate the securities of the Company. The Company's management has no knowledge of any such specific efforts.

     Although no commitments have been made, and no particular transactions are pending or intended, with respect to the issuance of any of the additional shares which will be authorized by the amendment to the first sentence of the first paragraph of Article Fourth, the Company continues actively to evaluate, explore and have discussions with respect to alternatives for raising additional capital, and the Board of Directors of the Company believes it is prudent to have additional shares of Common Stock available for such purpose. Accordingly, the additional shares may be used for any issuance in connection with future financings, and also in connection with employee benefit plans or other corporate purposes, and on such terms as the Board of Directors of the Company may determine, unless the issuance is in connection with a transaction for which stockholder approval is otherwise required under applicable law or the rules of The Nasdaq Stock Market.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock is necessary for the approval and adoption of the proposed amendment. In the opinion of the Board of Directors, the increase in the authorized number of shares of Common Stock will give the Company desired flexibility to meet possible future developments in the Company's business. Accordingly, the Board urges stockholders to vote FOR approval and adoption of the amendment to the Certificate of Incorporation.

             III.  AMENDMENT TO THE 1993 EMPLOYEE STOCK OPTION PLAN

     At the Meeting, the Company will propose an amendment of the Employee Option Plan in order to increase the number of shares of Common Stock issuable pursuant to the exercise of options granted under such plan from 1,225,000 to 1,775,000.

     In April 1993, the stockholders of the Predecessor Corporation approved the Employee Stock Option Plan previously adopted by its Board of Directors and, as part of the Reorganization, the Company assumed such plan. In June 1994, the stockholders approved an increase in the number of authorized shares of Common Stock available for issuance under the Employee Option Plan from 850,005 shares to 1,225,000 shares, as previously approved by the Board of Directors. In March and September 1996, respectively, the Board of Directors, subject to stockholder approval and adoption, approved a further increase in the number of authorized shares of Common Stock available for issuance under the Employee Option Plan from 1,225,000 shares to 1,775,000 shares.

SUMMARY OF EMPLOYEE OPTION PLAN

     Under the Employee Option Plan, options to purchase shares of Common Stock may be granted to key employees, including executive officers, of the Company or any subsidiary thereof, and to consultants and other individuals providing services to the Company, through March 31, 2003. Options may not be granted under the Employee Option Plan to any member of the Board of Directors of the Company (whether or not a key employee or consultant of the Company or any subsidiary).

     The Employee Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines the persons who are to receive options under the Employee Option Plan, the number of shares to be subject to each option and whether such options will be incentive stock options or non-qualified stock options. In selecting individuals for options and determining the terms thereof, the Compensation Committee may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Employee Option Plan must be exercised within a period fixed by the Compensation Committee, which may not exceed ten years from the date of the grant of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Compensation Committee.

     Options under the Employee Option Plan may not be transferred other than by will or by the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee. The exercise price of an option under the Employee Option Plan may not be less than the par value per share of the Common Stock, provided that no incentive stock options may be granted at an option price which is less than the market value per share of the Common Stock on the date of grant. In the case of incentive stock options granted to any holder on the date of grant of more than ten per cent of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under
Section 422 of the Code, options which are granted under the Employee Option Plan are intended to be "non-qualified stock options". The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or a combination of both.

     The Employee Option Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Compensation Committee may, in its discretion, make adjustments with respect to the number and kind of shares which may be issued under the Employee Option Plan or which are covered by outstanding options, in the exercise price per share, or both. The Employee Option Plan further provides that, in connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Employee Option Plan will, at the election of the Compensation Committee, become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

     The Board of Directors may terminate the Employee Option Plan at any time. No termination or amendment of the Employee Option Plan may, without the consent of the optionee, adversely affect the rights of such optionee under any option held by such optionee.

TAX STATUS OF EMPLOYEE STOCK OPTIONS

     For federal income tax purposes, an optionee under the Employee Option Plan will not recognize any income upon the grant of a non-qualified or incentive stock option. Upon the exercise of a non-qualified stock option granted under the Employee Option Plan, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the option stock at the time of exercise over the exercise price of the option. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election under Section 83(b) of the Code. Subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the option stock at the time of exercise of the option. Such capital gain or loss may be short-term or long-term, depending upon the length of time such shares were held by the optionee.

     In contrast, an optionee will not be taxed upon exercise of an incentive stock option granted under the Employee Option Plan, and the Company will not be entitled to a deduction from income in respect thereof. If the optionee retains the shares transferred to him upon exercise of an incentive stock option granted under the Employee Option Plan for more than one year after the date of issuance of the stock and two years after the date of grant of the option, any gain or loss realized on a subsequent sale of the shares by the optionee will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares within one year after the date of transfer or two years after the date of grant of the option, the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the value of the shares on the date of exercise will be treated as capital gain. The spread between the fair market value of the shares on the date of exercise and the exercise price constitutes a tax preference item for purposes of the alternative minimum tax which, under certain circumstances, could cause tax liability as a result of the exercise.

     The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

NEW PLAN BENEFITS

     The grant of options pursuant to the additional authorization proposed under the Employee Option Plan to eligible employees and consultants, including the individuals named in the Summary Compensation Table, is currently subject to the discretion of the Compensation Committee. As of the date of this Proxy Statement, there has been no action taken by the Compensation Committee with respect to awards under the additional authorization proposed under the Employee Option Plan, except for the grant, subject to stockholder approval and adoption of amendments to such plan to be proposed at the Meeting, of options covering 7,500 shares of Common Stock.

     The following table sets forth certain information regarding options granted by the Company under the Employee Stock Option Plan, subject to stockholder approval and adoption of amendments to such plan to be proposed at the Meeting, and also regarding options granted by the Company under the Director Option Plan, subject to stockholder approval and adoption of amendments to such plan to be proposed at the Meeting (as described under the caption "IV. Amendment to the 1993 Director Stock Option Plan" below), to: (i) the individuals named in the Summary Compensation Table, (ii) each other individual who received 5% of the options so granted under such plans, respectively, and
(iii) the other groups specified below:

                               NEW PLAN BENEFITS

                                                    EMPLOYEE OPTION PLAN        DIRECTOR OPTION PLAN
                                                   -----------------------     -----------------------
                                                                NUMBER OF                   NUMBER OF
                                                                SECURITIES                  SECURITIES
                                                    DOLLAR      UNDERLYING      DOLLAR      UNDERLYING
                                                   VALUE(1)     OPTIONS(#)     VALUE(1)     OPTIONS(#)
                                                   --------     ----------     --------     ----------
Bruce F. Failing, Jr. ...........................       --            --            --            --
President(2)
Wayne Benoit.....................................       --            --            --            --
Executive Vice President, Chief Operating
  Officer(3)
James M. Nolan, Jr. .............................       --            --            --            --
Vice President, New Product Development
Michael R. Valiton...............................       --            --            --            --
Senior Vice President, Technology and
  Operations(4)
William B. Fischer...............................       --            --            --            --
Vice President, Finance
Stephen M. Diamond...............................       --            --            --            --
Vice President, Marketing and Account
  Management(5)
Paul M. Patrick..................................       --            --            --            --
Vice President, Sales, North America
Executive Group..................................       --            --            --            --
Non-Executive Director Group.....................       --            --        $1.875        72,500
Non-Executive Officer Employees Group............   $ 2.25         7,500            --            --
Additional Nominees for Election as Director(2):
  Norton Garfinkle...............................       --            --            --            --
  Paul A. Biddelman..............................       --            --         1.875        20,000
  David Diamond..................................       --            --         1.875        12,500
  George B. Weathersby...........................       --            --         1.875        20,000
  Donald E. Zilkha...............................       --            --         1.875        20,000
Associates of Directors, Executive Officers or
  Nominees.......................................       --            --            --            --
Others who received 5% or more of total options
  granted:
  Tracy L. Colson................................     2.25         1,000            --            --
  Customer Service Representative
  Robert L. Doyle................................     2.25         1,000            --            --
  Customer Service Representative
  Suzanne French.................................     2.25         1,000            --            --
  Administrative Assistant
  Ronald Levchuck................................     2.25         1,000            --            --
  Customer Service Representative
  Kimberly A. Sophia.............................     2.25         3,500            --            --
  Staff Accountant

---------------

(1) Represents exercise price per share of Common Stock subject to option, in each case equal to the fair market value thereof at the date of grant. At October 15, 1996, the closing price per share of the Common Stock, as quoted on The Nasdaq Stock Market, was $3.125.

(2) Mr. Failing is also a nominee for election as director.

(3) Mr. Benoit ceased to be an executive officer of the Company in March 1996.

(4) In March 1996, Mr. Valiton assumed the position of Senior Vice President, Technology and Operations.

(5) Mr. Diamond ceased to be an executive officer of the Corporation in December 1995.

AMENDMENT OF THE EMPLOYEE OPTION PLAN

     As of October 1, 1996, an aggregate of 942,521 shares of Common Stock remained subject to options granted and outstanding under the Employee Option Plan (7,500 shares of which were subject to options granted subject to stockholder approval and adoption of the amendment to the Employee Option Plan described herein). As of such date, 279,881 shares of Common Stock had been issued under the Employee Option Plan from its inception. On October 1, 1996, the Company had approximately 58 full-time employees and 17 part-time employees.

     There will be presented to the stockholders at the Meeting, a proposal to amend the Employee Option Plan to increase from 1,225,000 to 1,775,000 the number of shares of Common Stock available for options under the Employee Option Plan as set forth below.

     Section 3 of the Employee Option Plan would be amended so that the first sentence thereof would provide as follows:

             There shall be available for options under the Plan a total of 1,775,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof.

     The amendment to the Employee Option Plan will not be made effective unless it is approved and adopted by the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting. The Board of Directors regards the number of shares remaining available under the Employee Option Plan for new options as insufficient for the future requirements of the Company. The Board of Directors believes that the benefits of stockholder approval and adoption of the amendment to the Employee Option Plan are desirable for the Company and will assist in effectuating the objectives of the Employee Option Plan. Accordingly, the Board urges stockholders to vote FOR approval and adoption of the amendment to the Employee Option Plan.

             IV.  AMENDMENT TO THE 1993 DIRECTOR STOCK OPTION PLAN

     At the Meeting, the Company will propose an amendment of the Director Option Plan in order to increase the number of shares of Common Stock issuable pursuant to the exercise of options granted under such plan from 50,000 to 125,000.

     In April 1993, the stockholders of the Predecessor Corporation approved the Director Option Plan previously adopted by its Board of Directors, and, as part of the Reorganization, the Company assumed such plan. In June 1996, the Board of Directors, subject to stockholder approval and adoption, approved an increase in the number of authorized shares of Common Stock available for issuance under the Director Option Plan from 50,000 shares to 125,000 shares.

SUMMARY OF DIRECTOR OPTION PLAN

     Under the Director Option Plan, options to purchase shares of Common Stock may be granted to directors of the Company, including officers, key employees and consultants providing services to the Company, through March 31, 2003.

     The Director Option Plan is administered by the Director Stock Option Committee of the Board of Directors. The Director Stock Option Committee determines the persons who are to receive options under the Director Option Plan, the number of shares to be subject to each option and whether such options will be incentive stock options or non-qualified stock options. In selecting individuals for options and determining the terms thereof, the Director Stock Option Committee may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Director Option Plan must be exercised within a period fixed by the Director Option Committee, which may not exceed ten years from the date of the grant of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Director Stock Option Committee.

     Options under the Director Option Plan may not be transferred other than by will or by the laws of descent and distribution, and during the life of an optionee may be exercised only by the optionee. The exercise price of an option under the Director Option Plan may not be less than par value per share of the Common Stock provided that no incentive stock options may be granted at an option price which is less than the market value per share of the Common Stock on the date of grant. In the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under
Section 422 of the Code, options which are granted under the Director Option Plan are intended to be "non-qualified stock options". The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or a combination of both.

     The Director Option Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Director Stock Option Committee may, in its discretion make adjustments with respect to the number and kind of shares which may be issued under the Director Option Plan or which are covered by outstanding options, in the exercise price per share, or both. The Director Option Plan further provides that, in connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Director Option Plan will, at the election of the Director Stock Option Committee became exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

     The Board of Directors may terminate the Director Option Plan at any time. No termination or amendment of the Director Option Plan may, without the consent of the optionee, adversely affect the events of such optionee under any option held by such optionee.

TAX STATUS OF DIRECTOR STOCK OPTIONS

     For federal income tax purposes, an optionee under the Director Option Plan will not recognize any income upon the grant of a non-qualified or incentive stock option. Upon the exercise of a non-qualified stock option granted under the Director Option Plan, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the option stock at the time of exercise over the exercise price of the option. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election under Section 83 (b) of the Code. Subject to the limitations of
Section 162 (m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the option stock at the time of exercise of the option. Such capital gain or loss may be short-term or long-term, depending upon the length of time such shares were held by the optionee.

     In contrast, an optionee will not be taxed upon exercise of an incentive stock option granted under the Director Option Plan, and the Company will not be entitled to a deduction from income in respect thereof. If the optionee retains the shares transferred to him upon exercise of an incentive stock option granted under the Director Option Plan for more than one year after the date of issuance of the stock and two years after the date of grant of the option, any gain or loss realized on a subsequent sale of the shares by the optionee will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares within one year after the date of transfer or two years after the date of grant of the option, the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the value of the shares on the date of exercise will be treated as capital gain. The spread between the fair market value of the shares on the date of exercise and the exercise price constitutes a tax preference item for purposes of the alternative minimum tax which, under certain circumstances, could cause tax liability as a result of the exercise.

     The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

NEW PLAN BENEFITS

     Employees (including individuals named in the Summary Compensation Table) who are not directors are ineligible to participate in the Director Option Plan. The table set forth under the caption "III. Amendment to the 1993 Employee Stock Option Plan-New Plan Benefits" above contains certain information regarding options granted by the Company under the Director Option Plan, subject to stockholder approval and adoption of the amendments to such plan to be proposed at the Meeting (and under the Employee Stock Option Plan, subject to stockholder approval and adoption of the amendments to such plan to be proposed at the Meeting), to: (i) the individuals named in the Summary Compensation Table, (ii) each other individual who received 5% of the options so granted under such plans, respectively, and (iii) the other groups therein specified.

AMENDMENT OF THE DIRECTOR OPTION PLAN

     As of October 1, 1996, an aggregate of 85,000 shares of Common Stock were subject to options granted and outstanding under the Director Option Plan (72,500 shares of which were subject to options granted subject to stockholders approval and adoption of the amendment to the Director Stock Option Plan described herein). As of such date, no shares had been issued under the Director Option Plan. On October 1, 1996, the Company had seven directors.

     There will be presented to the stockholders at the Meeting, a proposal to amend the Director Option Plan to increase from 50,000 to 125,000 the number of shares of Common Stock available for options under the Director Option Plan as set forth below.

     Section 3 of the Director Option Plan would be amended so that the first sentence thereof would provide as follows:

     There shall be available for options under the Plan a total of 125,000 shares of Common Stock, subject to any adjustments which may be made pursuant to
Section 5(f) hereof.

     The amendment to the Director Option Plan will not be made effective unless it is approved and adopted by the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting. The Board of Directors regards the number of shares remaining available under the Director Option Plan for new options as insufficient for the future requirements of the Company. The Board of Directors believes that the benefits of stockholder approval and adoption of the amendment to the Director Option Plan are desirable for the Company and will assist in effectuating the objectives of the Director Option Plan. Accordingly, the Board urges stockholders to vote FOR approval and adoption of the amendment to the Director Option Plan.

                 V.  RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, as the auditors of the Company for the year ending December 31, 1996. Such firm has examined the consolidated financial statements of the Company for the year ended December 31, 1995. The Board of Directors considers Price Waterhouse LLP to be eminently qualified.

     One or more representatives of Price Waterhouse LLP will attend the Meeting, will have an opportunity to make a statement and will respond to appropriate questions from stockholders.

                               VI.  OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                              VII.  MISCELLANEOUS

     If the accompanying form of proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted FOR approval and adoption of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, FOR approval and adoption of the amendment to the Employee Option Plan, FOR approval and adoption of the amendment to the Director Option Plan and, in the election of the directors, in favor of the nominees proposed by the Board of Directors. Any proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company prior to the actual vote at the Meeting. The casting of a later dated ballot or proxy at the Meeting by a stockholder who may theretofore have given a proxy will have the effect of revoking the initial proxy.

     All costs relating to the solicitation of proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company and its subsidiaries personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for the reasonable expenses in sending soliciting material to their principals.

     It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Annual Report") accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1996 Annual Meeting of Stockholders of the Company must be received by the Company by July 8, 1997 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting.

                                          NORTON GARFINKLE,
                                          Chairman of the Board and Secretary

Wilton, Connecticut
November 5, 1996

                                                                      APPENDIX 1

                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

                         1993 EMPLOYEE STOCK OPTION PLAN

                  1. Purposes of Plan. The purposes of this Plan, which shall be known as the Electronic Retailing Systems International, Inc. 1993 Employee Stock Option Plan, and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees of Electronic Retailing Systems International, Inc. (the "Company") and any parent and subsidiary corporations (within the respective meanings of Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended [the "Code"], and referred to herein as "Parent" and "Subsidiary", respectively), and to consultants and other individuals providing services to such companies, by encouraging their ownership of the common stock, $.01 par value (the "Common Stock"), of the Company, and
(ii) to aid the Company in retaining such key employees and other persons, upon whose efforts the Company's success and future growth depends, and attracting other such employees and other persons.

                  2. Administration. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors, as hereinafter provided. Subject to the terms of the Plan, the Committee shall have plenary authority to determine the key employees, consultants and other individuals to whom options are to be granted under the Plan, the number of shares to be subject to each such option, the terms and conditions upon which the options are granted and are exercisable and whether such options will be incentive stock options or non-qualified stock options. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations and take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

                  The Committee shall be appointed from time to time by the Board of Directors and shall consist of not less than two of its members. The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the

Committee shall constitute service as a director of the Company for all purposes.

                  3. Stock Available for Options. There shall be available for options under the Plan a total of 1,775,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Common Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Common Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.

                  4. Eligibility. Options under the Plan may be granted to key employees of the Company or any Parent or Subsidiary thereof, including officers of the Company or any Parent or Subsidiary thereof, and to consultants and other individuals providing services to the Company or any Parent or Subsidiary. Options may not be granted under the Plan to any member of the Board of Directors of the Company (whether or not a key employee of, or a consultant or other individual providing services to, the Company or any Parent or Subsidiary). Options may be granted to eligible individuals whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting individuals for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and/or any Parent or Subsidiary thereof. Service as a consultant of or to the Company or any Parent or Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the Plan); provided, however, that incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent.

                  5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder which terms and conditions need not be the same in each case, subject to the following:

                           (a) Option Price. The price at which each share of
Common Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee and shall not be less than the par value per share of Common Stock. The date of the grant of an option shall be the date specified by the Committee in its grant of the option.

                           (b) Option Period. The period for exercise of an
option shall in no event be more than ten years from the date of grant. Options may, in the discretion of the Committee, become vested and be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                           (c) Exercise of Options. In order to exercise an
option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Common Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize and approve; and provided further that such purchase price may be paid in shares of Common Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Common Stock. For purposes of the Plan, the market value per share of Common Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Common Stock is not so reported, the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market on such date, as reported on the NASDAQ system, or if there are no such prices reported on the NASDAQ system on such date, as furnished to the Committee by a New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. An Optionee shall have none of the rights of a stockholder until the shares of Common Stock are issued to him. An option may not be exercised for less than ten shares of Common Stock, or the number of shares of Common Stock remaining subject to such option, whichever is smaller.

                           (d) Effect of Termination of Employment. An option
may not be exercised after the Optionee has ceased to be in the employ of the Company or any Parent or Subsidiary, except that:

                  (i) if, subsequent to any vesting date specified in the option, the Optionee's employment is terminated by action of his employer for reasons other than "cause" (as hereinafter defined), or by the Optionee (unless his employer shall have grounds to terminate his employment for "cause"), the option may be exercised by the Optionee within the period specified in the terms of the option;

                  (ii) In the event of the death of the Optionee after termination of employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period specified in the terms of the option to exercise such option;

                  (iii) in the event of the death of the Optionee while employed, the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period specified in the terms of the option to exercise such option.

         For purposes hereof "cause" means (i) an Optionee's conviction of a felony involving moral turpitude with respect to the business of the Company or any Parent or Subsidiary thereof, (ii) an Optionee's willful violation of directions of the Board or the Chief Executive Officer of the Company or any Parent or Subsidiary thereof, (iii) an Optionee's engaging in conduct which constitutes willful neglect or willful misconduct in connection with the performance of his duties or (iv) an Optionee's engaging in conduct which violates the terms or conditions of his option grant. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Parent or Subsidiary thereof or interfere in any way with the right of the Company to terminate his employment at any time.

                           (e) Nontransferability of Options. During the
lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or by the laws of descent and distribution.

                           (f) Adjustments for Change in Stock Subject to Plan
and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share.

                           (g) Acceleration of Exercisability of Options Upon
Occurrence of Certain Events. In connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Plan shall, at the election of the Committee, become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (1) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause
(i) and (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b), 5(d) and 6.

                           (h) Registration, Listing and Qualification Shares of
Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Common Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                           (i) Other Terms and Conditions. The Committee may
impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

                  6. Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant "incentive stock options" (within the meaning of Section 422 of the Code) under the Plan to eligible employees, provided, however, that: (a) no such incentive stock option shall be granted at an option price which is less than the market value per share of Common Stock on the date of the grant; (b) no such incentive stock option shall be issued to any one Optionee if the aggregate fair market value, determined at the time of the grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by such Optionee during any calendar year, together with all options under any other incentive stock option plan of the Company exercisable during such year, exceeds $100,000; (c) no such incentive stock option shall be granted to any Optionee who at the time such option is granted owns more than 10 percent of the total combined voting stock of the Company unless (i) the option price is not less than 110 percent of the fair market value per share of stock on the date of the grant, and (ii) the option is not exercisable after five years from the date such option is granted; (d) Section 5(d) hereof shall not (except for the definition of "cause" thereunder) apply to any incentive stock option; and (e) no such incentive stock option may be exercised after the Optionee has ceased to be in the employ of the Company or any Parent or Subsidiary, except (i) if the Optionee's employment is terminated by action of his employer for reasons other than "cause", or by reason of disability or retirement under any retirement plan maintained by the Company or any Parent or Subsidiary thereof, the incentive stock option may be exercised by the Optionee within 30 days after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates, and (ii) in the event of the death of the Optionee while employed, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise any incentive stock options which were exercisable by the Optionee at the time of his death.

                  7. Withholding Tax. Upon the exercise of an option granted pursuant to the Plan, or the disposition by any person of shares of Common Stock acquired pursuant to the exercise of an option granted pursuant to the Plan, the Company shall have the right to require such person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

                  8. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted thereunder after March 31, 2003; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f) hereof, the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon: (i) increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (ii) change the formula as to minimum option prices, (iii) extend the period during which options may be granted or exercised, or (iv) amend the requirements as to the class of persons eligible to receive options. No termination or amendment of the Plan may, without the consent of an

Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

                  9. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                                                                      APPENDIX 2

                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

                         1993 DIRECTOR STOCK OPTION PLAN

                  1. Purposes of Plan. The purposes of this Plan, which shall be known as the Electronic Retailing Systems International, Inc. 1993 Director Stock Option Plan, and is hereinafter referred to as the "Plan", are (i) to provide incentives for members of the Board of Directors of Electronic Retailing Systems International, Inc. (the "Company") by encouraging their ownership of the common stock, $.01 par value (the "Common Stock"), of the Company, and (ii) to aid the Company in retaining such directors, upon whose efforts the Company's success and future growth depends, and attracting other such directors.

                  2. Administration. The Plan shall be administered by the Director Stock Option Committee (the "Committee") of the Board of Directors, as hereinafter provided. Subject to the terms of the Plan, the Committee shall have plenary authority to determine the directors to whom options are to be granted, the number of shares to be subject to each such option, the terms and conditions upon which the options are granted and are exercisable, and whether such options will be incentive stock options or non-qualified stock options. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

                  The Committee shall be appointed from time to time by the Board of Directors and shall consist of not less than two of its members. The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on Committee shall constitute service as a director of the Company for all purposes.

                  3. Stock Available for Options. There shall be available for options under the Plan a total of 125,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Common Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Common Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.

                  4. Eligibility. Options under the Plan may be granted to directors of the Company (including officers, key employees and consultants of the Company). Options may be granted to such directors whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting directors for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the director's present and potential contributions to the success of the Company.

                  5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder which terms and conditions need not be the same in each case, subject to the following:

                           (a) Option Price. The price at which each share of
Common Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee and shall not be less than the par value per share of Common Stock. The date of the grant of an option shall be the date specified by the Committee in its grant of the option.

                           (b) Option Period. The period for exercise of an
option shall in no event be more than ten years from the date of grant. Options may, in the discretion of the Committee, become vested and be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                           (c) Exercise of Options. In order to exercise an
option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Common Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Common Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Common Stock. For purposes of the Plan, the market value per share of Common Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Common Stock is not so reported, the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market on such date, as reported on the NASDAQ system, or if there are no such prices reported on the NASDAQ system on such date, as furnished to the Committee by a New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. An Optionee shall have none of the rights of a stockholder until the shares of Common Stock are issued to him. An option may not be exercised for less than 1,000 shares of Common Stock, or the number of shares of Common Stock remaining subject to such option, whichever is smaller.

                           (d) Effect of Termination of Service. An option may
not be exercised after the Optionee has ceased to be in the service of the Company or any parent or subsidiary corporations (within the respective meanings of Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended [the "Code"], and referred to herein as "Parent" or "Subsidiary", respectively), whether as a director of the Company or an employee or consultant of the Company or any Parent or Subsidiary thereof, except in the following circumstances:

                  (i) if, subsequent to any vesting date specified in the option: (x) the Optionee's service as a director is terminated for reasons other than "cause" (as hereinafter defined), or by the Optionee (unless the Company or any Parent or Subsidiary thereof shall have grounds to terminate his service for "cause") and (y) the Optionee is not an employee or consultant of the Company or any Parent or Subsidiary thereof; or his employment is terminated for reasons other than "cause", or by the Optionee (unless his employer shall have grounds to terminate his services for "cause"); the option may be exercised by the Optionee, within the period specified in the terms of the option after the last such termination;

                  (ii) in the event of the death of the Optionee after termination of service and/or employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period specified in the terms of the option to exercise such option;

                  (iii) in the event of the death of the Optionee while serving as a director or employee, the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period specified in the terms of the option to exercise such option.

                  For purposes of this Section 5(d), service as a consultant of or to the Company or any Parent or Subsidiary shall be considered employment, and the period of such service shall be considered the period of employment; provided, however, that incentive stock options may be granted under the Plan only to a director who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent. For purposes hereof "cause" means (i) an Optionee's conviction of a felony involving moral turpitude with respect to the business of the Company or any Parent or Subsidiary thereof,
(ii) an Optionee's engaging in conduct which constitutes willful neglect or willful misconduct in connection with the performance of his duties, (iii) an Optionee's engaging in conduct which violates the terms or conditions of his option grant, or (iv) during any period in which the optionee is not a director of the Company or any Parent or Subsidiary thereof, his willful violation of directions of the Board or the Chief Executive Officer of the Company or any Parent or Subsidiary thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the service of the Company or any Parent or Subsidiary thereof or interfere in any way with the right of the Company to terminate his service.

                           (e) Nontransferability of Options. During the
lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or by the laws of descent and distribution.

                           (f) Adjustments for Change in Stock Subject to Plan
and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share.

                           (g) Acceleration of Exercisability of Options Upon
Occurrence of Certain Events. In connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Plan shall, at the election of the Committee, become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (1) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) and (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b), 5(d) and 6.

                           (h) Registration, Listing and Qualification Shares of
Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Common Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                           (i) Other Terms and Conditions. The Committee may
impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

                  6. Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant "incentive stock options" (within the meaning of Section 422 of the Code), under the Plan to directors provided, however, that: (a) no such incentive stock option shall be issued to a director of the Company who is not also an employee or officer of the Company; (b) no such incentive stock option shall be granted at an option price which is less than the market value per share of Common Stock on the date of the grant; (c) no such incentive stock option shall be issued to any one Optionee if the aggregate fair market value, determined at the time of the grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by such Optionee during any calendar year, together with all options under any other incentive stock option plan of the Company exercisable during such year, exceeds $100,000; (d) no such incentive stock option shall be granted to any Optionee who at the time such option is granted owns more than 10 percent of the total combined voting stock of the Company unless (i) the option price is not less than 110 percent of the fair market value per share of stock on the date of the grant, and (ii) the option is not exercisable after five years from the date such option is granted; and (e) Section 5(d) hereof shall not (except for the definition of "cause") apply to any incentive stock option; and (f) no such incentive stock option may be exercised after the Optionee has ceased to be in the employ of the Company or any Parent or Subsidiary, except (i) if the Optionee's employment is terminated by action of his employer for reasons other than "cause", or by reason of disability or retirement under any retirement plan maintained by the Company or any Parent or Subsidiary thereof, the incentive stock option may be exercised by the Optionee within 30 days after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates, and (ii) in the event of the death of the Optionee while employed, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise any incentive stock options which were exercisable by the Optionee at the time of his death.

                  7. Withholding Tax. Upon the exercise of an option granted pursuant to the Plan, or the disposition by any person of shares of Common Stock acquired pursuant to the exercise of an option granted pursuant to the Plan, the Company shall have the right to require such person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

                  8. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted thereunder after March 31, 2003; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f) hereof, the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stock-holders at which a proposal to amend the Plan is voted upon: (i) increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (ii) change the formula as to minimum option prices, (iii) extend the period during which options may be granted or exercised, or (iv) amend the requirements as to the class of persons eligible to receive options. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

                  9. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

PROXY           ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.           PROXY
                                  COMMON STOCK

    The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Stockholders of Electronic Retailing Systems International, Inc. (the "Company") to be held at the offices of Zilkha & Company, 767 Fifth Avenue-46th Floor, New York, New York on Thursday, December 5, 1996 at 10:00 A.M., local time, and the Proxy Statement in connection therewith and (2) appoints Norton Garfinkle and Bruce F. Failing, Jr., and each of them his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as follows:

    (a) Election of Directors:

        FOR all nominees listed below                      WITHHOLD AUTHORITY to vote for all
        (except as marked to the contrary below). / /      nominees listed below. / /

   Paul A. Biddelman, David Diamond, Bruce F. Failing, Jr., Norton Garfinkle,
                   George B. Weathersby and Donald E. Zilkha.

  (Instructions: To withhold authority to vote for any individual nominee as a Director, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

    (b) Proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.01 par value, from 25,000,000 to 35,000,000.
             FOR / /             AGAINST / /             ABSTAIN / /

    (c) Proposal to approve and adopt an amendment to the Electronic Retailing Systems International, Inc. 1993 Employee Stock Option Plan to increase the number of shares of Common Stock issuable pursuant to the exercise of options from 1,225,000 to 1,775,000.
             FOR / /             AGAINST / /             ABSTAIN / /

    (d) Proposal to approve and adopt an amendment to the Electronic Retailing Systems International, Inc. 1993 Director Stock Option Plan to increase the number of shares of Common Stock issuable pursuant to the exercise of options from 50,000 to 125,000.
             FOR / /             AGAINST / /             ABSTAIN / /

    (e) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

                  (Continued and to be signed on reverse side)

                          (Continued from other side)

    THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ON THE REVERSE SIDE.

    If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, all of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

    The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies so present and voting, their substitutes or any of them, may lawfully do by virtue hereof.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                                                       Dated:

                                                     Please date this proxy and
                                                     sign your name exactly as
                                                     it appears herein. Where
                                                     there is more than one
                                                     owner, each should sign.
                                                     When signing as an
                                                     attorney, administrator,
                                                     executor, guardian or
                                                     trustee, please add your
                                                     title as such. If executed
                                                     by a corporation, the proxy
                                                     should be signed by a duly
                                                     authorized officer.

                                                     Please date, sign and mail
                                                     this proxy card in the
                                                     enclosed envelope. No
                                                     postage is required.